UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 11, 2006



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                      0-944                     41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              file number)             Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events

On January 11, 2006, the Company announced the start of the JETSTENT clinical study. A copy of the press release is furnished as Exhibit 99.1 to this Report.



     Item 9.01 Financial Statements and Exhibits

     [c] Exhibits.

     99.1 Press Release, dated January 11, 2006, issued by Possis Medical, Inc.






                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 11, 2006
                                           POSSIS MEDICAL, INC.



                                           By: /s/ Jules L. Fisher
                                               ----------------------------
                                               Jules L. Fisher
                                               Vice President, Finance and Chief
                                               Financial Officer

                                  EXHIBIT INDEX

     Exhibit No.                Description
     -----------                -----------

     99.1                       Press Release, dated January 11, 2006, issued by
                                Possis Medical, Inc.